VESSELS, NET	12 Months Ended
Dec. 31, 2011
VESSELS, NET [Abstract]
VESSELS, NET
13. VESSELS, NET

(in thousands of $)	2011	2010
Cost	657,224	656,518
Accumulated depreciation	(175,342)	(151,479)
Net book value	481,882	505,039

As of December 31, 2011 and 2010, the Partnership owned three vessels.

Drydocking costs of $14.2 million are included in the cost amounts for both December 31, 2011 and 2010. Accumulated amortization of those costs at December 31, 2011 and 2010 was $7.1 million and $4.0 million, respectively.

Depreciation and amortization expense for the years ended December 31, 2011, 2010 and 2009 was $23.9 million, $22.2 million and $11.7 million, respectively.

As of December 31, 2011 and 2010, vessels with a net book value of $481.9 million and $505.0 million, respectively were pledged as security for certain debt facilities (see note 25).